EXHIBIT 10.32

FOIA CONFIDENTIAL TREATMENT REQUESTED

TERMINATION AGREEMENT AND MUTUAL RELEASE

This Termination and Release Agreement (the “Termination Agreement”) is made as of November 9, 2007 (the “Effective Date”), by and among Nektar Therapeutics (“Nektar”) and Pfizer Inc. (“Pfizer”) (together, Nektar and Pfizer are referred to herein as the “Parties”).

RECITALS

WHEREAS, the Parties have engaged in a commercial relationship related to the development, funding, licensing, making, using, marketing and selling of inhalable insulin (the “Relationship”);

WHEREAS, Nektar and Pfizer are party to a Collaborative Development and Licensing Agreement [***];

WHEREAS, Pfizer has given notice of termination of the Agreements to Nektar by letter dated October 18, 2007;

WHEREAS, the Parties desire to agree upon an aggregate payment of monies owing relating to the Agreements and the Parties’ performance of their respective rights and obligations arising thereunder;

WHEREAS, the Parties desire to [***];

WHEREAS, the Parties desire to agree upon a transition plan for Exubera and the second generation inhaled insulin product candidate (collectively referred to as the “Product”) that were the subject of the Agreements;

NOW, THEREFORE, in consideration of the recitals above, which are made a part of this Termination Agreement, and the mutual covenants and obligations contained herein, the sufficiency of which is hereby acknowledged, [***], the Parties hereby agree as follows:

TERMS OF TERMINATION

1.	Payment.

Within seven (7) days of the Effective Date, Pfizer agrees to pay Nektar the sum of $135,000,000 (“the Termination Payment”), by wire transfer to:

[***]

The Parties acknowledge and agree that [***].

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.	Product Transition.

The Parties acknowledge and agree that the Agreements are terminated and further agree that the [***] pursuant to the provisions of Exhibit N.

3.	Releases.

The Parties each agree to the following releases effective immediately following payment of the Termination Payment:

(a) Release by Nektar. [***], Nektar hereby [***] releases [***] all claims [***], which Nektar [***], shall or may have against Pfizer, [***]. Nothing set forth in this Termination Agreement shall [***].

(b) Release by Pfizer. [***], Pfizer hereby [***] releases [***] all claims [***], which Pfizer [***] shall or may have against Nektar [***]. Nothing set forth in this Termination Agreement shall [***].

4.	Entire Agreement.

This Termination Agreement and attached Exhibits, and all documents executed pursuant hereto, constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes any prior written or oral agreements, representations, warranties or statements.

5.	Amendment.

This Termination Agreement may not be altered, modified or amended except by written instrument signed by the Parties hereto. [***].

6.	Governing Law; Jurisdiction; Alternative Dispute Resolution.

(a) This Termination Agreement shall be governed by and construed in accordance with the laws of the [***] applicable to agreements made and to be performed entirely within such state, without regard to the conflicts of law principles thereof.

(b) Each party [***] submits to the jurisdiction and venue of the [***]: the Parties shall submit the dispute to Alternative Dispute Resolution [***].

(c) Each party agrees that [***].

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.	Notice.

All notices, requests, demands and other communications required or permitted to be given under the terms of this Termination Agreement shall be in writing and shall be deemed to have been duly given when delivered by hand or overnight courier or three Business Days after they have been mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the other party as set forth below:

If to Nektar:	Nektar Therapeutics 201 Industrial Road San Carlos, CA 94070 Attention: [***] Telecopy: [***]

with a copy to:	[***]

If to Pfizer:	Pfizer Inc.
235 East 42nd Street New York, NY 10017 Attention: [***] Telecopy: [***]

with a copy to:	[***]

The Parties may change the address to which notices or other communications under this Termination Agreement shall be sent by providing written notice to the other in the manner specified above. For purposes of this paragraph, the term “Business Day” shall mean a day that is not a Saturday, a Sunday or a day on which banking institutions are legally permitted to be closed in the [***].

8.	[***].

This Termination Agreement shall [***].

9.	[***].

This Termination Agreement shall [***].

10.	Representations and Warranties.

(a) Each of the Parties represents and warrants that it is authorized to execute, deliver, and perform this Termination Agreement and that this Termination Agreement constitutes a legal, valid and binding obligation and that it is enforceable in accordance with its terms.

(b) Each of the Parties represents and warrants that: [***].

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) Each of the Parties represents and warrants that [***]. The Parties to this Termination Agreement further represent and warrant that they have read and understand this Termination Agreement [***]. The Parties to this Termination Agreement further represent and warrant that they have signed this Termination Agreement [***]. In making this Termination Agreement, the Parties have [***].

11.	Confidentiality.

The Parties agree that [***] the terms of this Termination Agreement are confidential, [***].

12.	Non-Disparagement.

[***], each Party hereby agrees that it shall make no oral or written statements relating in any way to the Agreements, the Relationship, [***] that are intended or would reasonably be expected to damage the reputation of the other Party [***]. Each Party hereby agrees that it [***]. Notwithstanding the obligations of this Paragraph 12 or any other obligation to the contrary, each Party is [***].

13.	[***].

The Parties agree, [***].

14.	[***].

Pfizer hereby [***].

Nektar hereby [***].

15.	Counterparts.

This Termination Agreement may be executed in two or more counterpart copies of the entire document or of signature pages to the documents (which may be sent by telecopy), each of which shall be deemed to be an original instrument, but all of which taken together shall constitute one and the same Agreement binding upon the Parties.

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

In witness hereof, we, the undersigned, hereby indicate our agreement to the terms of termination as set out in this Termination Agreement, on this the 9th day of November, 2007, by signing below.

Nektar Therapeutics

By:	[***]
Its:	[***]

Pfizer Inc.

By:	[***]
Its:	[***]

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit N

Pfizer and/or one or more of its subsidiaries own rights to the Product and the Product Candidate (both as such terms are defined below). Accordingly, where the term “Pfizer” appears in this Exhibit N it shall be deemed to include any such subsidiaries that own rights to the Product and/or the Product Candidate [***].

As soon as practicable, [***], Pfizer will review such offers, if any, from Qualified Third Parties (“Third Party Offers”) that may be interested in entering into an agreement (a “Transfer Agreement”) for the sale of all or substantially all of Pfizer’s rights to the Product and/or Product Candidate (the “Transaction”). Pfizer [***] will consult with Nektar [***]. Nektar will make a recommendation regarding Third Party Offers [***], Pfizer shall enter into the Transfer Agreement [***] containing customary representations, warranties, covenants, and indemnities for third party post-closing claims that are customary for a transaction of this nature, [***]. Pfizer agrees to use reasonable efforts to consummate the Transaction with the Qualified Third Party [***].

During the period [***], Pfizer will use reasonable efforts to provide Maintenance Assistance. [***].

[***], Pfizer agrees to use reasonable efforts to provide Transition Assistance (as defined below) from the closing date of the Transaction until the later of (a) three months after the closing date or (b) such longer period of time only with respect to Transition Assistance that must be continued beyond such three month period to meet applicable regulatory [***] product transfer requirements (such period being defined as the “Transition Period”) to facilitate the transfer of the Product and/or Product Candidate to a Qualified Third Party in the Transaction, so long as the Qualified Third Party reimburses Pfizer for reasonable out-of-pocket costs paid to third parties and incremental personnel and production costs actually incurred by Pfizer in providing Transition Assistance to the extent such costs would not have been incurred if there were no Transaction (“Pfizer Costs”); provided however, Pfizer will not be entitled to any type of prospective economic value in the Transaction (other than the reimbursement for “Pfizer Costs”) including but not limited to any future royalty or profit sharing with respect to the Product or Product Candidate. “Pfizer Costs” shall [***]. In addition, if it is determined that the Qualified Third Party will purchase Pfizer equipment or inventory as part of the Transaction, then such equipment or inventory shall be transferred at 50% of its value on the date of transfer.

For the purposes of the above, the following capitalized terms shall have the following meaning:

“Qualified Third Party” shall mean (a) a company, [***] the transferee of Pfizer’s regulatory filings and associated obligations; [***].

“Maintenance Assistance” shall mean the following activities: (1) continuance of Phase IV studies for the Product [***], (2) continuance of [***] clinical studies for the Product

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Candidate, [***], (3) provision of a reasonable compassionate program necessary for continued patient access to the Product [***], (4) [***], (5) conduct the [***] trial for the Product Candidate [***]; provided however, Nektar shall be responsible for the out-of-pocket costs and incremental personnel costs incurred by Pfizer for such trial, (6) Pfizer will leave the drug on the market as planned through January 16th (“January Date”). If by the January Date, Nektar has shown Pfizer substantial progress toward completion of a Transaction evidenced by way of a term sheet proposal [***], then Pfizer will resume a reasonable level of wholesaler/mail order distribution to supply patients already on Exubera through the completion of the transition to the Qualified Third Party, [***].

“Transition Assistance” shall mean one or more of the following actions or activities set forth under paragraphs (1) and (2) below to be performed by Pfizer during the Transition Period that are reasonably necessary to support the transfer of the Product and/or Product Candidate to a Qualified Third Party in the Transaction:

(1) Pfizer will grant licenses to any necessary intellectual property [***] as reasonably necessary, provide for manufacturing in Pfizer facilities [***], provide for any necessary transfers of technology and supply sources [***], transfer NDAs and INDs (and foreign equivalents) and data contained in such regulatory filings, transfer ownership of the Exubera trademark, provide for continuation and transfer to the Qualified Third Party of the [***] studies, and provide for the continuation of FDA mandated clinical trials of the Product, [***].

(2) Pfizer will provide Nektar with complete reports [***], transfer clinical studies conducted by Pfizer that are ongoing at the closing date of the Transaction to the Qualified Third Party [***] and transfer to Nektar or the Qualified Third Party possession and title to the extent owned by Pfizer to all data generated with respect to the Product Candidate, [***].

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.